UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2022

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 22nd, 2022, International Media Acquisition Corp. (“IMAQ”) entered into a Stock Purchase Agreement (the “SPA”) with Risee Entertainment Holdings Private Limited, a company incorporated in India (“Seller”), and Reliance Entertainment Studios Private Limited, company incorporated in India (the “Target Company”). Pursuant to the terms of the SPA, a business combination between IMAQ and the Target Company will be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions (collectively, the “Stock Acquisition”). The board of directors of IMAQ has (i) approved and declared advisable the SPA and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the SPA and related transactions by the stockholders of IMAQ. All capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed to such terms in the SPA.

Stock Acquisition Consideration

In accordance with the terms and subject to the conditions of the SPA, the Seller shall, in exchange for the consideration set forth below, sell, transfer, convey, assign and deliver to IMAQ, and IMAQ shall purchase, acquire and accept from the Seller all rights, title and interest in and to the shares of the Target Company (the “Company Shares”) in the manner described herein, free and clear of all liens, excepting only restrictions on the subsequent transfer of the Company Shares by IMAQ imposed under applicable laws, IMAQ’s organizational documents, and the Shareholders’ Agreement (as defined below). Such purchases shall be made as follows:

(a)           Tranche 1: IMAQ shall purchase and Seller shall sell 3,920 Company Shares (the “Tranche 1 Company Shares”) at the initial closing of the Stock Acquisition which shall occur within four days of the satisfaction or waiver of the closing conditions set forth in the SPA (the “Initial Closing,” and any subsequent closing thereafter, an “Additional Closing”), which shares shall represent 39.20 % of the fully diluted equity ownership of the Target Company as of the date of the Initial Closing, for the higher of: (i) the fair market value of the Tranche 1 Company Shares determined in accordance with the requirements of the Foreign Exchange Management Act, 1999, of the Republic of India (the “FEMA”), or (ii) $40,000,000;

(b)           Tranche 2: IMAQ shall purchase and Seller shall sell 1,570 Company Shares (“Tranche 2 Company Shares”) on or prior to the 90th day following the Initial Closing for the higher of: (i) the fair market value of the Tranche 2 Company Shares determined in accordance with the requirements of the FEMA, or (ii) $16,000,000 (and simultaneously, IMAQ shall also infuse $4,000,000 as primary equity capital into the Target Company and be issued common equity shares in the Target Company against such subscription amount, or, alternatively, IMAQ may also infuse this amount as a loan to the Target Company in accordance with applicable laws), which shares (i.e., the Tranche 2 Company Shares and the shares allotted pursuant to the primary equity infusion contemplated under the SPA, if issued) shall (together with the shares purchased under paragraph (a) above) represent 54.90% of the fully diluted equity ownership of the Target Company as of such Additional Closing;

(c)           Tranche 3: IMAQ shall purchase and Seller shall sell 1,960 Company Shares (“Tranche 3 Company Shares”) on or prior to 12 months from the Initial Closing for the higher of: (i) the fair market value of the Tranche 3 Company Shares determined in accordance with the requirements of the FEMA, or (ii) $20,000,000 (and simultaneously, IMAQ shall also infuse $20,000,000 as primary equity capital into the Target Company and be issued common equity shares in the Target Company against such subscription amount, or, alternatively, IMAQ may also infuse this amount as a loan to the Target Company in accordance with applicable laws), which shares (i.e., the Tranche 3 Company Shares and the shares allotted pursuant to the primary equity infusion contemplated under the SPA, if issued) shall (together with the shares purchased and subscribed under paragraphs (a) and (b) above, as the case may be) represent 74.50% of the fully diluted equity ownership of the Target Company as of such Additional Closing;

(d)           Tranche 4: IMAQ shall purchase and Seller shall sell 2,550 Company Shares (“Tranche 4 Company Shares”) on or prior to 18 months from the Initial Closing for the higher of: (i) the fair market value of the Tranche 4 Company Shares determined in accordance with the requirements of the FEMA, or (ii) $26,000,000 (and simultaneously, IMAQ shall also infuse $14,000,000 as primary equity capital into the Target Company and be issued common equity shares in the Target Company against such subscription amount, or, alternatively IMAQ may also infuse this amount as a loan to the Target Company in accordance with applicable Laws), which shares (i.e., the Tranche 4 Company Shares and the shares allotted pursuant to the primary equity infusion contemplated under the SPA, if issued) shall (together with the shares purchased and subscribed under paragraphs (a), (b) and (c) above, as the case may be) represent 100% of the fully diluted equity ownership of the Target Company as of such Additional Closing.

(e)           The Target Company shall, and IMAQ shall ensure that, all primary investments into the Target Company by IMAQ as contemplated under the SPA, aggregating to $38,000,000, shall be used solely for the purposes of repayment of the inter-company loans aggregating to $38,000,000 as existing on the books of the Target Company at the Initial Closing (the “Existing Inter-Company Loans”), as set forth in the SPA.

(f)           Any loan extended by IMAQ to the Target Company pursuant to paragraphs (b) to (d) above shall be repaid (including any interest repayment or payment of charges) by the Target Company only after the Seller has been paid the entire consideration contemplated under the SPA.

At the Initial Closing and each Additional Closing, the applicable consideration will be paid by IMAQ to the Seller in Indian National Rupees, the currency of the Republic of India (“INR”), based upon the foreign exchange rates published by Bloomberg as set forth in the SPA.

Default of Additional Purchase and Subscription Obligations

In the event that IMAQ defaults/fails: (i) to consummate the Additional Closings as contemplated under the SPA, (ii) to make the infusion of primary investment or loan of $38,000,000 in the Target Company, (iii) to ensure that the Target Company repays the Existing Inter-Company Loans, in each case, in accordance with the time periods specified in the SPA, for any reason whatsoever (including on account of delay or failure in obtaining any approval from any Authority or non-fulfillment of any other condition mentioned in the SPA and the other agreements related thereto (the “Additional Agreements”)), the following consequences shall follow, without prejudice to the other rights and remedies of the Seller provided for under the SPA and the Additional Agreements:

(a)           the Seller shall have the right to seek specific performance and in the event that such specific performance is not enforceable or available under any provision of applicable law, IMAQ shall be liable to pay damages to the Seller on account of the default/breach committed by IMAQ;

(b)           the Seller shall have an unfettered right to transfer, sell, dispose, and/or create liens on all or any of the Company Shares held by it;

(c)           the Seller shall have affirmative vote rights with respect to the matters specified in the Shareholders’ Agreement;

(d)           if any default as stipulated under the SPA has not been cured by IMAQ within a period of 18 months of the Initial Closing, the Seller shall have the right to appoint majority of the directors on the board of directors of the Target Company (the “Board”) upon completion of such 18 month period, provided that IMAQ shall continue to have the right to nominate one director or observer on the Board, as long as IMAQ holds at least 10% of the total share capital of the Target Company as determined on a fully diluted basis, and further provided that if: (i) the Seller has transferred, sold, disposed of and/or created any liens on all (and not some) of the Company Shares held by it, and (ii) IMAQ has completed the purchase of more than 75% of the Company Shares, the Board shall be reconstituted in a manner which reflects the inter se shareholding percentages of the stockholders of the Target Company, however, the transferee of the Seller’s transferred Company Shares shall continue to have the right to nominate one director or observer on the Board, as long as such transferee holds at least 10% of the total share capital of the Target Company, and, further, IMAQ shall have certain affirmative vote rights with respect to the matters specified in the Shareholders’ Agreement; and

(e)           if any default as stipulated under the SPA has not been cured by IMAQ within a period of 21 months of the Initial Closing and IMAQ has not completed the purchase of more than 75% of the Company Shares, at the option of the Seller: (i) all the rights of IMAQ under the SPA and the Additional Agreements shall fall away and cease to exist, and (ii) all the liabilities, obligations, and responsibilities of the Seller under the SPA and the Additional Agreements shall fall away and cease to exist other than the right of IMAQ to nominate one director on the Board of the Target Company, as long as IMAQ holds at least 10% of the total share capital of the Target Company as determined on a fully diluted basis; provided, however, that if the Seller has transferred, sold, or disposed of all (and not some) of the Company Shares, the transferee of the Seller’s transferred Company Shares and IMAQ shall mutually discuss and agree on the affirmative vote rights which may be available to IMAQ with respect to the matters specified in the Shareholders’ Agreement.

Representations and Warranties

The SPA contains customary representations and warranties of the parties thereto. The Target Company has made representations and warranties with respect to (a) corporate existence and power, (b) authorization to enter into the SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) capitalization, (f) corporate records, (g) subsidiaries, (h) consents, (i) financial statements, (j) books and records, (k) internal accounting controls, (l) absence of certain changes, (m) properties and title to assets, (n) litigation, (o) contracts, (p) licenses and permits, (q) compliance with Laws, (r) intellectual property, (s) accounts payable and affiliate loans, (t) employees and employee matters, (u) withholding, (v) employee benefits, (w) real property, (x) tax matters, (y) environmental laws, (z) finders’ fees, (aa) powers of attorney, suretyships and bank accounts, (bb) directors and officers, (cc) anti-money laundering laws, (dd) insurance, (ee) related party transactions, and (ff) investment company status.

The Seller has made representations and warranties with respect to (a) corporate existence, (b) corporate power and authority, (c) conflicts, (d) consents, (e) liens and encumbrances, (f) title, (g) taxes, (h) jurisdiction of formation, (i) pendency of proceedings, and (j) absence of voting agreements.

IMAQ has made representations and warranties with respect to, among other things, (a) corporate existence and power, (b) corporate authorization to enter into the SPA and related transactions, (c) governmental authorization, (d) non-contravention, (e) finders’ fees, (f) board approval, (g) litigation, (h) capitalization, (i) compliance, (j) SEC filings and financial statements, (k) IMAQ’s trust fund, (l) SEC registration, and (m) listing.

Covenants

The SPA includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Stock Acquisition, and efforts to satisfy conditions to the consummation of the Stock Acquisition.

The SPA also contains additional covenants of the parties, including, among others, access to information, tax matters, notices of certain events, cooperation in the preparation of the Proxy Statement and other filings required to be filed in connection with the Stock Acquisition, efforts to obtain Company Consents, satisfaction of indebtedness, the Target Company providing additional financial information, and non-competition and non-solicitation.

Exclusivity

Each of Seller and the Target Company has agreed that from the date of the SPA until the Initial Closing or, if earlier, the valid termination of the SPA in accordance with its terms, it will not initiate any negotiations with any party relating to an Alternative Transaction (as such term is defined in the SPA) or enter into any agreement relating to such a proposal. Each of Seller and the Target Company has also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of Seller or the Target Company, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Initial Closing and any Additional Closing is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the Stock Acquisition and related transactions, (ii) no action being brought by any Authority to enjoin or otherwise restrict the consummation of the Initial Closing and any Additional Closing, and (iii) with respect to the Initial Closing, approval by IMAQ stockholders of the Stock Acquisition and related transactions and each of the Purchaser Proposals (as defined in the SPA).

IMAQ’s obligation to close is subject to the satisfaction of the following conditions, which include, among other things, (a) the Target Company having duly performed or complied with all of its obligations under the SPA in all material respects, (b) the Target Company having obtained a valuation certificate to determine the fair market value of the Company Shares in accordance with the FEMA for transfer of the Company Shares to IMAQ as required under the applicable Indian laws, (c) the Target Company having obtained any Company Consents required under the SPA, (d) the Target Company having delivered to IMAQ the Required Financial Statements, and (e) all issues identified during the due diligence exercise carried out by IMAQ on the Target Company having been resolved and addressed by the Target Company to the satisfaction of IMAQ prior to the Initial Closing.

The Target Company’s conditions to closing include, among other things, (a) IMAQ having duly performed or complied with all of its obligations under the SPA in all material respects, (b) the representations and warranties of IMAQ contained in the SPA (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect), other than the Purchaser Fundamental Representations, being true and complete in all material respects as of the date of the SPA and as of the Initial Closing and any Additional Closing, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty being true and complete in all material respects at and as of such earlier date), (c) the Purchaser Fundamental Representations (disregarding all qualifications contained therein relating to materiality or Material Adverse Effect) being true and complete in all respects at and as of the date of the SPA and as of the Initial Closing and any Additional Closing, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty being true and complete in all respects at and as of such specific date), other than de minimis inaccuracies, (d) no event having occurred that would result in a Material Adverse Effect on IMAQ, and (e) IMAQ and certain stockholders of IMAQ shall have executed and delivered to the Target Company a copy of each Additional Agreement to which IMAQ and such stockholders are party.

Termination

(A) Either the Seller or IMAQ may terminate the SPA at any time prior to the Initial Closing as follows:

(a)           In the event that the Initial Closing has not occurred by the six-month anniversary of the date of the SPA (the “Outside Closing Date”), either party shall have the right to terminate the SPA without liability to the other party. Such right may be exercised by either party by giving written notice to the other Parties at any time after the Outside Closing Date.

(b)           In the event that an Authority shall have issued an order or enacted a law, having the effect of permanently restraining, enjoining or otherwise prohibiting the Stock Acquisition, which order or law is final and non-appealable, IMAQ or Seller shall have the right, at its sole option, to terminate the SPA without liability to the other party; provided, however, that the right to terminate the SPA shall not be available to Seller or IMAQ if the failure by such party or its affiliates to comply with any provision of the SPA has been a substantial cause of, or substantially resulted in, such action by such Authority.

(c)           The SPA may be terminated at any time prior to the Initial Closing by mutual written consent of Seller and IMAQ duly authorized by each of their respective boards of directors.

(B) The SPA may also be terminated any time prior to the Initial Closing by:

(a)           IMAQ, if (x) Seller or the Target Company shall be in breach of any of its material representations, warranties, agreements or covenants contained in the SPA to be performed on or prior to the Initial Closing, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in the SPA impossible; and (y) such breach cannot be cured or is not cured within thirty (30) days following receipt by Seller of a written notice from IMAQ describing in reasonable detail the nature of such breach.

(b)           Seller, without prejudice to any rights or obligations Seller may have, if: (i) IMAQ shall have breached any of its covenants, agreements, representations, and warranties contained in the SPA; and (ii) such breach cannot be cured or is not cured within thirty (30) days following receipt by IMAQ of a written notice from Seller describing in reasonable detail the nature of such breach.

(c)           IMAQ, if there is a Material Adverse Effect with respect to the Target Company.

(d)           Seller, if there is a Material Adverse Effect with respect to IMAQ.

(e)           IMAQ or Seller, if any of the Purchaser Proposals fail to receive the requisite vote for approval at the Purchaser Stockholder Meeting.

(f)           Seller, in accordance with conditions specified under the section entitled “Default of Additional Purchase and Subscription Obligations” above.

Survival of Representations and Warranties and Indemnification

The representations and warranties of IMAQ, Seller and the Target Company contained in the SPA will survive the Initial Closing for a period of 18 months. All Seller Fundamental Warranties shall survive for a period of 10 years after the Initial Closing and the Company Fundamental Representations and the Purchaser Fundamental Representations shall survive for a period of five years after the Initial Closing, and the representations and warranties set forth in Section 4.24 of the SPA shall survive for seven years. All covenants and agreements of the parties contained in the SPA shall survive for the period explicitly specified therein, if applicable, or until performed. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Subject to the limitations set forth in the SPA, from and after the Initial Closing, Reliance shall defend, indemnify and hold harmless each of IMAQ, its affiliates and their respective successors, officers, directors, shareholders, employees, agents, trustees, advisers, lenders and representatives, from and against, and pay or reimburse, such indemnitees for any and all incurred, actual and direct losses (including reasonable legal expenses and costs resulting from Third Party Claims), solely resulting from, arising out of or relating to (i) any inaccuracy in or breach of the representations or warranties of Seller or Reliance set forth in the SPA; or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller or Reliance pursuant to the SPA. Notwithstanding the foregoing, Reliance shall have no liability for any claims made by IMAQ prior to the purchase of 100% of the Company Shares by IMAQ as contemplated under the SPA. In addition, from and after the Initial Closing, Reliance shall defend, indemnify and hold harmless each Seller Indemnitee from and again, and pay or reimburse the Seller Indemnitee for any and all losses and damages actually suffered or incurred by Seller Indemnitee resulting from arising out of, or relating to any disclosures or submissions made by Reliance to any person including the SEC, public or investors.

Subject to the limitations set forth in the SPA, from and after the Initial Closing, Seller shall defend, indemnify and hold harmless each of IMAQ, its affiliates and their respective successors, officers, directors, shareholders, employees, agents, trustees, advisers, lenders and representatives, from and against, and pay or reimburse, such indemnitees for any and all incurred, actual and direct losses (including reasonable legal expenses and costs resulting from Third Party Claims), solely resulting from, arising out of or relating to (i) any inaccuracy in or breach of any of the Seller Fundamental Warranties set forth in the SPA; or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to the SPA.

From and after the Initial Closing, IMAQ shall defend, indemnify and hold harmless each of Seller, its affiliates and their respective successors, officers, directors, shareholders, employees, agents, trustees, advisers, lenders and representatives (each a “Seller Indemnitee” and together the “Seller Indemnitees”), from and against, and pay or reimburse, the Seller Indemnitees for any and all losses and damages, resulting from, arising out of or relating to (i) any inaccuracy in or breach of any of the representations or warranties of IMAQ contained in the SPA, (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by IMAQ pursuant to the SPA, (iii) any disclosures or submissions made by IMAQ to any person, including the SEC, public, or investors, and (iv) the agreements entered into by IMAQ in connection with its initial public offering.

The foregoing description of the SPA is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The SPA and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about IMAQ, the Target Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the SPA were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the SPA, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the SPA are not necessarily characterizations of the actual state of facts about IMAQ, the Target Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that IMAQ makes publicly available in reports, statements and other documents filed with the SEC. IMAQ, Seller and the Target Company stockholders, members, managers and security holders are not third-party beneficiaries under the SPA.

Certain Related Agreements

Shareholders’ Agreement

On October 22, 2022, Seller, the Target Company and IMAQ entered into a Shareholders’ Agreement (the “Shareholders’ Agreement”), pursuant to which the parties agreed, among other things, that (i) Mr. Shibasish Sarkar shall serve as the Chief Executive Officer of the Target Company upon consummation of the Initial Closing, (ii) immediately at Initial Closing, the Board shall consist of five directors, three of whom shall be nominated by IMAQ and the other two shall be nominated by the Seller, each to serve for a term of two years; provided that the right to nominate a director shall be deemed to include the right to replace or remove such director, and (iii) neither the Seller nor IMAQ shall be entitled to transfer, sell or create any encumbrance on all or any of the Company Shares held by it, except with the prior written consent of the other party and/or other than as contemplated under the SPA; provided, however, that IMAQ shall be entitled to create any encumbrance on the Company Shares held by it for the purpose of availing financing to, or in the ordinary course of business of, IMAQ.

The parties agreed pursuant to the Shareholders’ Agreement that IMAQ shall at all times have the right to nominate the majority of the Board members from the Initial Closing onwards, and consequently exercise majority control over the Board. Notwithstanding anything to the contrary, neither the Target Company nor its subsidiaries nor the respective shareholders, directors, officers, committees, committee members, employees, agent nor any of their respective delegates (as the case may be) shall approve, authorize, or agree or commit to undertake any action with respect to any of Reserved Matters (as defined in the Shareholders’ Agreement) in any manner, whether directly or indirectly, unless approved in writing by: (i) the Seller, or the Seller director(s) if such Reserved Matter is taken up for discussion at a Board or committee meeting, from the Initial Closing until such time that IMAQ has the right to nominate the majority of the Board seats in accordance with the terms of the Shareholders’ Agreement; (ii) IMAQ, or IMAQ’s director(s) if such Reserved Matter is taken up for discussion at a Board or committee meeting, in the event that the Seller obtains the right to constitute the majority of the Board in accordance with the terms of the Shareholders’ Agreement; and (ii) the Minority Shareholder (as defined in the Shareholders’ Agreement) if such Reserved Matter is being considered at a meeting of shareholders.

The Shareholders’ Agreement shall become effective from the date of the Initial Closing and shall be terminated with respect to a party upon such party ceasing to hold any Company Shares. Any person acquiring securities issued by the Target Company or in a transfer of securities in accordance with the terms of the Shareholders’ Agreement shall be bound by the provisions of the Shareholders’ Agreement in accordance with the terms thereof.

In the event that either party defaults under the Shareholders’ Agreement, the non-defaulting party shall have certain rights and remedies under the Shareholders’ Agreement, including the right to seek specific performance. In addition, the defaulting party shall indemnify the non-defaulting party for any losses related to the defaulting parties’ breach of the Shareholders’ Agreement.

Earnout Agreement

On October 22, 2022, the Seller, IMAQ and the Target Company entered into an Earnout Agreement, pursuant to which, during the period from and after the first anniversary of the Initial Closing until the third anniversary of the Initial Closing (the “Earnout Period”), up to $17,500,000 of the consideration for the Stock Acquisition (the “Earnout”) will be paid to the Seller by the Target Company upon the achievement of certain trading prices of the common stock of IMAQ as follows:

(a) the Seller shall be entitled to receive, and the Target Company shall be obligated to pay, an INR amount equivalent to $7,500,000 at such time as the weighted average share price of the shares IMAQ on Nasdaq, for a period of ten (10) trading days over any twenty (20) consecutive trading days during the Earnout Period, is greater than or equal to $15.00 per share; and

(b) the Seller shall be entitled to receive, and the Target Company shall be obligated to pay, an INR amount equivalent to $10,000,000 at such time as the weighted average share price of the shares of IMAQ on Nasdaq, for a period of ten (10) trading days over any twenty (20) consecutive trading days during the Earnout Period, is greater than or equal to $20.00 per share Any Earnout that is not earned on or before the expiration of the Earnout Period shall be forfeited.

The foregoing description of the Earnout Agreement is qualified in its entirety by reference to the full text of the Form of Earnout Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Important Information for Investors and Stockholders

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. IMAQ intends to file a proxy statement with the SEC. A proxy statement will be sent to all IMAQ stockholders. IMAQ also intends to file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of IMAQ are urged to read the proxy statement and all other relevant documents that IMAQ files with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed with the SEC by IMAQ through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of IMAQ’s and the Target Company’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAQ and the Target Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the SPA, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect IMAQ or the expected benefits of the Stock Acquisition, if not obtained; the failure to realize the anticipated benefits of the Stock Acquisition; matters discovered by the parties as they complete their respective due diligence investigation of the other party; the ability of IMAQ to maintain the listing of IMAQ’s shares on Nasdaq; costs related to the Stock Acquisition; IMAQ’s failure to satisfy the conditions to the consummation of each tranche of the Stock Acquisition, including the initial approval of the SPA by the stockholders of IMAQ, the risk that the Stock Acquisition may not be completed by the stated deadlines and the potential failure to obtain an extension of the stated deadlines; the inability to complete the financing contemplated in connection with the Stock Acquisition and the purchase of 100% of the equity of the Target Company; the outcome of any legal proceedings that may be instituted against IMAQ or the Target Company related to the Stock Acquisition; the attraction and retention of qualified directors, officers, employees and key personnel following the Stock Acquisition, IMAQ’s ability following the Stock Acquisition to compete effectively in a highly competitive market; the ability to protect and enhance the Target Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Target Company’s industry; the uncertain effects of the COVID-19 pandemic and other pandemics on the production of movies and attendance at movie theaters; changes in the viewing patterns of customers and consumer behavior, as well as evolving technologies, distribution platforms and packaging; the substantial investment of capital required to produce and market films and other programming; the inability to compete for talent, content, audiences, subscribers, advertising and distribution in the Indian and global entertainment industry; future financial performance of IMAQ following the Stock Acquisition; the ability of IMAQ to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the risk that the Stock Acquisition disrupts current plans and operations of the Target Company as a result of the announcement and consummation of the Stock Acquisition; the possibility that the Target Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the evolution of the markets in which the Target Company competes, including technological changes and other trends affecting the entertainment industry and increases in the cost for content and other rights; risks related to streaming initiatives; the ability of the Target Company to implement its existing strategic initiatives and continue to innovate; risks related to acquisition and integration of acquired businesses; the ability of the Target Company to defend its intellectual property; the risk that the Target Company may not be able to execute its growth strategy and the timing of expected business milestones; and the risk of declines or disruptions in the Indian economy. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that IMAQ and the Target Company do not presently know, or that IMAQ and the Target Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect IMAQ’s and the Target Company’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the exhibits hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the exhibits hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of IMAQ and the Target Company described above. IMAQ and the Target Company anticipate that subsequent events and developments will cause their assessments to change. However, while IMAQ and the Target Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law.

Participants in the Solicitation

IMAQ and the Target Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from IMAQ’s stockholders in connection with the proposed Stock Acquisition. A list of the names of the directors and executive officers of IMAQ and information regarding their interests in the Stock Acquisition will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Stock Purchase Agreement, dated as of October 22, 2022, by and among International Media Acquisition Corp., Seller and the Target Company.
10.1	Shareholders’ Agreement, dated October 22, 2022, by and among Seller, Target Company and International Media Acquisition Corp.
10.2	Earnout Agreement, dated October 22, 2022, by and among Seller, the Target Company and International Media Acquisition Corp.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). International Media Acquisition Corp. agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2022

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer